UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 23, 2023
Date of Report (date of earliest event reported)

RAYMOND JAMES FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Florida	1-9109		59-1517485
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

880 Carillon Parkway	St. Petersburg	Florida	33716
(Address of principal executive offices)			(Zip Code)

(727) 567-1000
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RJF	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.75% Fixed-to-Floating Rate Series A Non-Cumulative Perpetual Preferred Stock	RJF PrA	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.375% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock	RJF PrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    On February 23, 2023, the shareholders of Raymond James Financial, Inc. (the “Company”) approved the Raymond James Financial, Inc. Amended and Restated 2012 Stock Incentive Plan, as amended through February 23, 2023 (the “A&R Plan”), in order to (i) increase the maximum number of shares of the Company’s common stock authorized for issuance over the term of the A&R Plan by 18,000,000 shares, from 78,365,916 (1) shares to 96,365,916 shares, and (ii) extend the term of the A&R Plan to February 23, 2033.

A copy of the A&R Plan was previously filed as Appendix B to the Company’s Definitive Proxy Statement for the Annual Meeting of Shareholders held on February 23, 2023, filed with the Securities and Exchange Commission on January 11, 2023 (the “Proxy Statement”).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)    On February 24, 2023, the Board of Directors (the “Board”) of the Company approved a resolution to amend and restate the Company’s By-laws (the “By-laws”). The By-laws were last amended on August 24, 2022. The By-laws have been amended to update certain procedural requirements related to the notice of nominations for election to the Board.

Article III, Section 6 has been added to the By-laws to permit a shareholder, or a group of up to 20 shareholders, owning 3% or more of the Company’s outstanding capital stock continuously for at least three years, to nominate and include in the Company’s proxy materials director candidates constituting up to the greater of two or 20% of the Board, provided that the shareholder(s) and the nominee(s) satisfy additional eligibility, procedural and disclosure requirements specified in the By-laws.

In addition, the By-laws have been amended to provide, among other things, that (i) the advance notice of a shareholder must include a representation that the shareholder intends to solicit the holders of at least sixty-seven percent (67%) of the Company’s outstanding capital stock entitled to vote on the election of directors, (ii) the advance notice of a shareholder must include a representation that the shareholder intends to solicit proxies or votes in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iii) the advance notice of a shareholder must include a representation that the shareholder will otherwise comply with Rule 14a-19 under the Exchange Act, and (iv) any shareholder giving advance notice shall be required to solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 under the Exchange Act.

The By-laws also contain changes of a technical or conforming nature to several other sections.

The foregoing description of the amendments to the By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-laws, a copy of which is attached as Exhibit 3.1 and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a), (b)    The Annual Meeting of Shareholders of the Company was held on February 23, 2023 (the “2023 Annual Meeting”). Proxies for the meeting were solicited by the Board pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Board’s solicitations. At this meeting, the shareholders were requested to: (1) elect ten members of the Board of Directors, (2) approve, on an advisory (non‑binding) basis, the compensation of our named executive officers as disclosed in the Proxy Statement, (3) approve, on an advisory (non‑binding) basis, the frequency of advisory votes on executive compensation, (4) approve the Raymond James Financial, Inc. Amended and Restated 2012 Stock Incentive Plan, and (5) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023, all of which matters were described in the Proxy Statement. The following actions were taken by the Company’s shareholders with respect to each of the foregoing items:

(1) As adjusted for the Company’s 3-for-2 stock split by means of a stock dividend effected on September 21, 2021.

1. Election of Directors. All ten (10) nominees for director were elected by a majority of the votes cast. With respect to each nominee, there were 26,814,233 broker non-votes. The table below sets forth the voting results for each director.

Director	Votes Cast “For”	Votes Cast “Against”	Abstentions
Debel, Marlene	173,935,855	737,380	412,013
Dutkowsky, Robert M.	169,286,023	5,352,568	446,657
Edwards, Jeffrey N.	171,243,303	3,426,588	415,357
Esty, Benjamin C.	171,904,744	2,730,199	450,305
Gates, Anne	166,639,733	8,073,975	371,540
James, Thomas A.	174,382,135	582,257	120,856
Johnson, Gordon L.	162,392,100	12,303,386	389,762
McGeary, Roderick C.	173,948,271	714,110	422,867
Reilly, Paul C.	165,780,819	8,966,318	338,111
Seshadri, Raj	172,929,528	1,697,605	458,115

2. Advisory vote on executive compensation. Our shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers by the affirmative vote of 91.84% of the votes cast. With respect to this proposal, there were 26,814,233 broker non-votes. The table below sets forth the voting results.

Votes Cast “For”	Votes Cast “Against”	Abstentions
160,218,870	14,229,603	636,775

3. Advisory vote on the frequency of advisory votes on executive compensation. Our shareholders approved, on an advisory, non-binding basis, the frequency of “Every Year” for future advisory votes on executive compensation by the affirmative vote of 98.46% of the votes cast. With respect to this proposal, there were 26,814,233 broker non-votes. The table below sets forth the voting results.

Votes Cast “Every Year”	Votes Cast “Every 2 Years”	Votes Cast “Every 3 Years”	Abstentions
172,142,247	499,416	2,190,638	252,947

4. To approve the Amended and Restated 2012 Stock Incentive Plan. Our shareholders approved the Raymond James Financial, Inc. Amended and Restated 2012 Stock Incentive Plan by the affirmative vote of 92.16% of the votes cast. With respect to this proposal, there were 26,814,233 broker non-votes. The table below sets forth the voting results.

Votes Cast “For”	Votes Cast “Against”	Abstentions
160,990,374	13,684,995	409,879

5. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm. Our shareholders approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023 by the affirmative vote of 97.21% of the votes cast. The table below sets forth the voting results, and there were no broker non-votes.

Votes Cast “For”	Votes Cast “Against”	Abstentions
196,094,422	5,620,379	184,680

(d)    The Company’s shareholders expressed their preference (over 98% of votes cast) for the frequency of “Every Year” for future advisory votes on executive compensation. The Board has considered the outcome of this advisory vote. In accordance with the Board’s recommendation set forth in the Proxy Statement, and consistent with the stated preference of the majority of the Company’s shareholders, the Board has determined that future advisory shareholder votes on executive compensation will be conducted on an annual basis, until the next advisory vote on frequency is held. The next advisory vote regarding the frequency of say-on-pay votes is required to occur no later than the Company's 2029 Annual Meeting of Shareholders.

Item 7.01 Regulation FD Disclosure

On February 24, 2023, the Company issued a press release (the “Press Release”) announcing that the Board had declared a quarterly dividend of $0.42 per share for each outstanding share of common stock of the Company. The dividend is payable on April 17, 2023 to shareholders of record on April 3, 2023.

The Press Release also announced that the Board had declared on February 24, 2023 a quarterly cash dividend of $0.421875 per depositary share of 6.75% Fixed-to-Floating Rate Series A Non-Cumulative Perpetual Preferred Stock (NYSE: RJF PrA) and $0.3984375 per depositary share of 6.375% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock (NYSE: RJF PrB), in each case payable April 3, 2023 to shareholders of record on March 15, 2023.

A copy of the Press Release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the Company specifically states that the information or exhibit in this particular report is incorporated by reference).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following are filed as exhibits to this report:

Exhibit No.	Description
3.1	Amended and Restated By-laws of Raymond James Financial, Inc., reflecting amendments adopted by the Board of Directors on February 24, 2023.
10.1
Raymond James Financial, Inc. Amended and Restated 2012 Stock Incentive Plan (as amended through February 23, 2023), incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement for the Annual Meeting of Shareholders held February 23, 2023, filed with the Securities and Exchange Commission on January 11, 2023.

99.1	Press release, dated February 24, 2023, issued by Raymond James Financial, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYMOND JAMES FINANCIAL, INC.

Date: March 1, 2023	By:	/s/ Paul M. Shoukry
Paul M. Shoukry
Chief Financial Officer